================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported) October 4, 2001
                                                 (September 27, 2001)

                                ACTIVISION, INC.
________________________________________________________________________________
               (Exact Name of Registrant as Specified in Charter)

         Delaware                        0-12699               95-4803544
________________________________________________________________________________
(State or Other Jurisdiction           (Commission            (IRS Employer
      of Incorporation)                File Number)         Identification No.)

     3100 Ocean Park Blvd., Santa Monica, CA                       90405
________________________________________________________________________________
     (Address of Principal Executive Offices)                    (Zip Code)

        Registrant's telephone number, including area code (310) 255-2000

________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Item 5.  Other Events.

     Activision, Inc., a Delaware corporation ("Activision" or the "Company"), and Treyarch Invention LLC, a California limited liability company ("Treyarch"), entered into an Agreement and Plan of Merger on September 28, 2001, whereby
Treyarch merged with and into Treyarch Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of Activision. Treyarch was a privately held console software developer based in Santa Monica, California.

     Pursuant to the merger, which was effective on October 1, 2001, Treyarch became a wholly owned subsidiary of Activision. Treyarch equity holders and employees received 545,974 shares of Activision common stock in connection with the acquisition. Up to 224,077 additional shares of Activision common stock also may be issued to Treyarch's equity holders and employees over the course of several years depending on the satisfaction of certain performance requirements and other criteria. The transaction was structured as a tax-free reorganization and will be accounted for under the purchase accounting rules.

     The shares of common stock were issued to Treyarch equity holders and employees pursuant to an exemption from registration under the Securities Act of
1933, as amended. The Company is required to use its reasonable best efforts to file with the Securities and Exchange Commission, as soon as practicable, a registration statement covering such shares for resale by the holders thereof.

     The press release issued by Activision, Inc. on October 3, 2001, announcing the acquisition of Treyarch Invention LLC is attached hereto as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1 Press release of Activision, Inc., dated September 27, 2001.

          99.2 Press release of Activision, Inc., dated October 3, 2001.

Item 9.  Regulation FD Disclosure.

     On September 27, 2001, Activision, Inc. issued a press release announcing the postponement of its previously announced public offering of 6,000,000 shares of its common stock, which press release is attached hereto as Exhibit 99.1.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2001
                                            ACTIVISION, INC.

                                            By:   /s/ Brian G. Kelly
                                               --------------------------
                                               Name:  Brian G. Kelly
                                               Title: Co-Chairman
                                      -2-